EXHIBIT 22
Subsidiaries of the Registrant as of October 31, 2000

A.	Wholly-owned Subsidiaries.

1. Amwell Chase, Inc., a Delaware corporation.
2. BBCC Investments, Inc., a Pennsylvania corporation.
3. Broad Run Sewer Co., Inc., a Delaware corporation.
4. Bunker Hill Estates, Inc., a Delaware corporation.
5. Chesterbrooke, Inc., a Delaware corporation.
6. Connecticut Land Corp., a Delaware corporation.
7. Daylesford Development Corp., a Delaware corporation.
8. Eastern States Engineering, Inc., a Delaware corporation.
9. Edmunds-Toll Construction Company, an Arizona corporation.
10. Fairway Valley, Inc., a Delaware corporation.
11. First Brandywine Finance Corp., a Delaware corporation.
12. First Brandywine Investment Corp. II, a Delaware corporation.
13. First Brandywine Investment Corp. III, a Delaware corporation.
14. First Huntingdon Finance Corp., a Delaware corporation.
15. Franklin Farms G.P., Inc., a Delaware corporation.
16. HQZ Acquisitions, Inc., a Michigan corporation.
17. MA Limited Land Corporation, a Delaware corporation.
18. Maple Point, Inc., a Delaware corporation.
19. Maryland Limited Land Corporation, a Delaware corporation.
20. Mizner Country Club, Inc., a Florida corporation.
21. Polekoff Farm, Inc., a Pennsylvania corporation.
22. Silverman Development Company, Inc., a Michigan corporation.
23. Silverman Homes Corporation, a Michigan corporation.
24. Silverman Investment Corporation, a Michigan corporation.
25. Springfield Chase, Inc., a Delaware corporation.
26. Stewarts Crossing, Inc., a Delaware corporation.
27. Tampa Realty Associates, Inc., a Florida corporation.
28. TB Proprietary Corp., a Delaware corporation.
29. TB Proprietary LP, Inc., a Delaware corporation
30. Tenby Hunt, Inc., a Delaware corporation.
31. The Silverman Building Companies, Inc., a Michigan corporation.
32. The Silverman Construction Company, a Michigan corporation.
33. Toll AZ GP Corp., a Delaware corporation.
34. Toll Bros., Inc., a Delaware corporation.
35. Toll Bros., Inc., a Pennsylvania corporation.
36. Toll Bros., Inc., a Texas corporation.
37. Toll Bros. of Arizona, Inc., an Arizona corporation.
38. Toll Bros. of North Carolina, Inc., a North Carolina corporation.
39. Toll Bros. of North Carolina II, Inc., a North Carolina corporation.
40. Toll Bros. of North Carolina III, Inc., a North Carolina corporation.
41. Toll Bros. of Tennessee, Inc., a Delaware corporation.

42. Toll Brothers Real Estate, Inc., a Pennsylvania corporation.
43. Toll CA GP Corp., a California corporation.
44. Toll CO GP Corp., a Colorado corporation.
45. Toll Corp., a Delaware corporation.
46. Toll Finance Corp., a Delaware corporation.
47. Toll FL GP Corp., a Florida corporation.
48. Toll Holdings, Inc., a Delaware corporation.
49. Toll IL GP Corp., an Illinois corporation.
50. Toll Land Corp. No. 6, a Pennsylvania corporation.
51. Toll Land Corp. No. 10, a Delaware corporation.
52. Toll Land Corp. No. 20, a Delaware corporation.
53. Toll Land Corp. No. 43, a Delaware corporation.
54. Toll Land Corp. No. 45, a Delaware corporation.
55. Toll Land Corp. No. 46, a Delaware corporation.
56. Toll Land Corp. No. 47, a Delaware corporation.
57. Toll Land Corp. No. 48, a Delaware corporation.
58. Toll Land Corp. No. 49, a Delaware corporation.
59. Toll Land Corp. No. 50, a Delaware corporation.
60. Toll Land Corp. No. 51, a Delaware corporation.
61. Toll Land Corp. No. 52, a Delaware corporation.
62. Toll Land Corp. No. 53, a Delaware corporation.
63. Toll Land Corp. No. 55, a Delaware corporation.
64. Toll Land Corp. No. 56, a Delaware corporation.
65. Toll Management AZ Corp., a Delaware corporation.
66. Toll Management VA Corp., a Delaware corporation.
67. Toll MI GP Corp., a Michigan corporation.
68. Toll NH GP Corp., a New Hampshire corporation.
69. Toll NV GP Corp., a Nevada corporation.
70. Toll NC GP Corp., a North Carolina corporation.
71. Toll OH GP Corp., an Ohio corporation.
72. Toll PA GP Corp., a Pennsylvania corporation
73. Toll Peppertree, Inc., a New York corporation.
74. Toll Philmont Corporation, a Delaware corporation.
75. Toll Realty Holdings Corp. I, a Delaware corporation.
76. Toll Realty Holdings Corp. II, a Delaware corporation.
77. Toll Realty Holdings Corp. III, a Delaware corporation.
78. Toll RI GP Corp., a Rhode Island corporation.
79. Toll TN GP Corp., a Tennessee corporation.
80. Toll Turf, Inc., a Delaware corporation.
81. Toll TX GP Corp., a Delaware corporation.
82. Toll VA GP Corp., a Delaware corporation.
83. Toll VA Member Two, Inc., a Delaware corporation.
84. Toll Wood Corporation, a Delaware corporation.
85. Toll YL, Inc., a California corporation.
86. Warren Chase, Inc., a Delaware corporation.
87. Westminster Abstract Company, a Pennsylvania corporation.
88. Westminster Insurance Agency, Inc., a Pennsylvania corporation.
89. Westminster Mortgage Corporation, a Delaware corporation.
90. Westminster Security Company, a New Jersey corporation.
91. Windsor Development Corp., a Pennsylvania corporation.


B.	Wholly-owned Partnerships

1. Advanced Broadband, L.P., a Delaware limited partnership.
2. Afton Chase, L.P., a Pennsylvania limited partnership.
3. Audubon Ridge, L.P., a Pennsylvania limited partnership.
4. BBCC Golf, L.P., a Pennsylvania limited partnership.
5. BBCC Investments, LP, a Pennsylvania limited partnership.
6. Beaumont Chase, L.P., a Pennsylvania limited partnership.
7. Belmont Land, L.P., a Virginia limited partnership.
8. Bennington Hunt, L.P., a New Jersey limited partnership.
9. Bernards Chase, L.P., a New Jersey limited partnership.
10. Binks Estates Limited Partnership, a Florida limited partnership.
11. The Bird Estate Limited Partnership, a Massachusetts limited partnership.
12. Blue Bell Country Club, L.P., a Pennsylvania limited partnership.
13. Branchburg Ridge, L.P., a New Jersey limited partnership.
14. Brandywine River Estates, L.P., a Pennsylvania limited partnership.
15. Brass Castle Estates, L.P., a New Jersey limited partnership.
16. Bridle Estates, L.P., a Pennsylvania limited partnership.
17. Buckingham Woods, L.P., a Pennsylvania limited partnership.
18. Bucks County Country Club, L.P., a Pennsylvania limited partnership.
19. CC Estates Limited Partnership, a Massachusetts limited partnership.
20. Calabasas View, L.P., a California limited partnership.
21. Charlestown Hills, L.P., a New Jersey limited partnership.
22. Cheltenham Estates Limited Partnership, a Michigan partnership.
23. Chesterbrooke Limited Partnership, a New Jersey limited partnership.
24. Chesterfield Hunt, L.P., a New Jersey limited partnership.
25. Cobblestones at Thornbury, L.P., a Pennsylvania limited partnership.
26. Cold Spring Hunt, L.P., a Pennsylvania limited partnership.
27. Coleman-Toll Limited Partnership, a Nevada limited partnership.
28. Concord Chase, L.P., a Pennsylvania limited partnership.
29. Cortlandt Chase, L.P., a New York limited partnership.
30. Delray Limited Partnership, a Florida limited partnership.
31. Dolington Estates, L.P., a Pennsylvania limited partnership.
32. Dominion Country Club, L.P., a Virginia limited partnership.
33. Eagle Farm Limited Partnership, a Massachusetts limited partnership.
34. Edmunds-Toll Limited Partnership, an Arizona limited partnership.
35. Eldorado Country Estates, L.P., a Texas limited partnership.
36. Estates at Autumnwood, L.P., a Delaware limited partnership.
37. The Estates at Brooke Manor Limited Partnership, a Maryland limited partnership.
38. Estates at Coronado Pointe, L.P., a California limited partnership.
39. The Estates at Potomac Glen Limited Partnership, a Maryland limited partnership.
40. Estates at Princeton Junction, L.P., a New Jersey limited partnership.
41. Estates at Rivers Edge, L.P., a Pennsylvania limited partnership.
42. Estates at San Juan Capistrano, L.P., a California limited partnership.

43. The Estates at Summit Chase, L.P., a California limited partnership.
44. Fairfax Investment, L.P., a Virginia limited partnership.
45. Fair Lakes Chase, L.P., a Virginia limited partnership.
46. Fairway Mews Limited Partnership, a New Jersey limited partnership.
47. Farmwell Hunt, L.P., a Virginia limited partnership.
48. First Brandywine Partners, L.P., a Delaware partnership.
49. Franklin Oaks Limited Partnership, a Massachusetts limited partnership.
50. Freehold Chase, L.P., a New Jersey limited partnership.
51. Great Falls Hunt, L.P., a Virginia limited partnership.
52. Great Falls Woods, L.P., a Virginia limited partnership.
53. Greens at Waynesborough, L.P., a Pennsylvania limited partnership.
54. Greenwich Chase, L.P., a New Jersey limited partnership.
55. Greenwich Station, L.P., a New Jersey limited partnership.
56. Hockessin Chase, L.P., a Delaware limited partnership.
57. Holland Ridge, L.P., a New Jersey limited partnership.
58. Holliston Hunt Limited Partnership, a Massachusetts limited partnership.
59. Hopewell Hunt, L.P., a New Jersey limited partnership.
60. Huckins Farm Limited Partnership, a Massachusetts limited partnership
61. Hunter Mill, L.P., a Virginia limited partnership.
62. Hunterdon Chase, L.P., a New Jersey limited partnership.
63. Hunterdon Ridge, L.P., a New Jersey limited partnership.
64. Huntington Estates Limited Partnership, a Connecticut limited partnership.
65. Hurley Ridge Limited Partnership, a Maryland limited partnership.
66. Independence Hill, L.P., a New Jersey limited partnership.
67. Knolls of Birmingham, L.P., a Pennsylvania corporation.
68. Lakeridge, L.P., a Pennsylvania limited partnership.
69. Lakeway Hills Properties, L.P., a Texas limited partnership.
70. Lake Village AH Properties Limited Partnership (4)
71. Lake Village of Fairlane Holdings Limited Partnership, a Michigan limited partnership.
72. Lake Village of Northville Limited Partnership, a Michigan limited partnership.
73. Laurel Creek, L.P., a New Jersey limited partnership.
74. Loudoun Valley Associates, L.P., a Virginia limited partnership.
75. Mallard Lakes, L.P., a Texas limited partnership.
76. Manalapan Hunt, L.P., a New Jersey limited partnership.
77. Maple Creek Limited Partnership, a Michigan limited partnership.
78. Marshallton Chase, L.P.. a Pennsylvania limited partnership.
79. Mill Road Estates, L.P., a Pennsylvania limited partnership.
80. Montgomery Chase, L.P., a New Jersey limited partnership.
81. Montgomery Crossing, L.P., a New Jersey limited partnership.
82. Montgomery Oaks, L.P., a New Jersey limited partnership.
83. Moorestown Hunt, L.P., a New Jersey limited partnership.
84. Mount Kisco Chase, L.P., a New York limited partnership.
85. NC Country Club Estates Limited Partnership, a North Carolina limited partnership.
86. Newport Ridge Limited Partnership, a Michigan limited partnership.
87. Newtown Chase Limited Partnership, a Connecticut limited partnership.
88. Northampton Crest, L.P., a Pennsylvania limited partnership.
89. Northampton Preserve, L.P., a Pennsylvania limited partnership.
90. Patriots, L.P., a New Jersey limited partnership.
91. The Preserve Limited Partnership, a North Carolina limited partnership.

92. The Preserve at Annapolis Limited Partnership, a Maryland limited partnership.
93. Preserve at Boca Raton Limited Partnership, a Florida limited partnership.
94. Preston Village Limited Partnership, a North Carolina limited partnership.
95. Princeton Hunt, L.P., a New Jersey limited partnership.
96. Providence Limited Partnership, a North Carolina limited partnership.
97. Providence Hunt, L.P., a Pennsylvania limited partnership.
98. Providence Plantation Limited Partnership, a North Carolina limited partnership.
99. River Crossing, L.P., a Pennsylvania limited partnership.
100.Rochester Hills Village Associates Limited Partnership, a Michigan
    limited partnership.
101. Rolling Greens, L.P., a New Jersey limited partnership.
102. Rose Hollow Crossing Associates, a Pennsylvania limited partnership.
103. Rose Tree Manor, L.P., a Pennsylvania limited partnership.
104. Seaside Estates Limited Partnership., a Florida limited partnership.
105. Shrewsbury Hunt Limited Partnership, a Massachusetts limited partnership.
106. Silverman-Toll Limited Partnership, a Michigan limited partnership
107. Somers Chase, L.P., a New York limited partnership.
108. Somerset Development Limited Partnership, a North Carolina limited partnership.
109. South Riding, L.P., a Virginia limited partnership.
110. Southlake Woods, L.P., a Texas limited partnership.
111. Southport Landing Limited Partnership, a Connecticut limited partnership.
112. Springton Pointe, L.P., a Pennsylvania limited partnership.
113. Stone Mill Estates, L.P. a Pennsylvania limited partnership.
114. Stoney Ford Estates, L.P., a Pennsylvania limited partnership.
115. Swedesford Chase, L.P., a Pennsylvania limited partnership.
116. TBI/Heron Bay Limited Partnership, a Florida limited partnership.
117. TBI/Naples Limited Partnership, a Florida limited partnership.
118. TBI/Palm Beach Limited Partnership, a Florida limited partnership.
119. TB Proprietary, L.P., a Delaware limited partnership
120. Tenby Hunt, L.P., a Delaware limited partnership.
121. Thornbury Knoll, L.P., a Pennsylvania limited partnership.
122. Timber Ridge Investment Limited Partnership, a Michigan limited partnership.
123. Toll Arbor Limited Partnership, a Michigan limited partnership.
124. Toll at Brier Creek Limited Partnership, a North Carolina limited partnership.
125. Toll at Daventry Park, L.P., an Ohio limited partnership.
126. Toll at Payne Ranch, L.P., a California limited partnership.
127. Toll at Potomac Woods L.P., a Virginia limited partnership.
128. Toll at Princeton Walk, L.P., a New Jersey limited partnership.
129. Toll at Westlake, L.P., a New Jersey limited partnership.
130. Toll at Whippoorwill, L.P., a New York limited partnership.
131. Toll Auburn Limited Partnership, a Michigan limited partnership.
132. Toll Bros. of Tennessee, L.P., a Tennessee limited partnership.
133. Toll Brothers Maryland II Limited Partnership, a Maryland limited partnership.
134. Toll CA, L.P., a California limited partnership.
135. Toll CA II, L.P.,  a California limited partnership.
136. Toll CA III, L.P., a California limited partnership.
137. Toll CA IV, L.P., a California limited partnership.
138. Toll CO, L.P., a Colorado limited partnership.
139. Toll CT Limited Partnership, a Connecticut limited partnership.
140. Toll CT II Limited Partnership, a Connecticut limited partnership.
141. Toll CT Westport Limited Partnership, a Connecticut limited partnership.
142. Toll Fairlane Limited Partnership, a Michigan limited partnership.
143. Toll FL Limited Partnership, a Florida limited partnership.
144. Toll IL, L.P., an Illinois limited partnership.
145. Toll IL II, L.P., an Illinois limited partnership.
146. Toll Lake Village Limited Partnership, a Michigan limited partnership.
147. Toll Land Limited Partnership, a Connecticut limited partnership.
148. Toll Land IV Limited Partnership, a New Jersey limited partnership.
149. Toll Land V Limited Partnership, a New York limited partnership.
150. Toll Land VI Limited Partnership, a New York limited partnership.
151. Toll Land VII Limited Partnership, a New York limited partnership.
152. Toll Land VIII Limited Partnership, a New York limited partnership.
153. Toll Land IX Limited Partnership, a Virginia limited partnership.
154. Toll Land X Limited Partnership, a Virginia limited partnership.
155. Toll Land XI Limited Partnership, a New Jersey limited partnership.
156. Toll Land XII Limited Partnership, a New York limited partnership.
157. Toll Land XIII Limited Partnership, a New York limited partnership.
158. Toll Land XIV Limited Partnership, a New York limited partnership.
159. Toll Land XV Limited Partnership, a Virginia limited partnership.
160. Toll Land XVI Limited Partnership, a New Jersey limited partnership.
161. Toll Land XVII Limited Partnership, a Connecticut limited partnership.
162. Toll Land XVIII Limited Partnership, a Connecticut limited partnership.
163. Toll Land XIX Limited Partnership, a California limited partnership.
164. Toll Land XX Limited Partnership, a California limited partnership.
165. Toll Land XXI Limited Partnership, a Virginia limited partnership.
166. Toll Land XXII Limited Partnership, a California limited partnership.
167. Toll Land XXIII Limited Partnership, a California limited partnership.
168. Toll Land XXIV Limited Partnership, a Virginia limited partnership.
169. Toll Land XXV Limited Partnership, a New Jersey limited partnership.
170. Toll Land XXVI Limited Partnership, an Ohio limited partnership.
171. Toll Land XXVII Limited Partnership, a Delaware limited partnership.
172. Toll MD Limited Partnership, a Maryland limited partnership.
173. Toll MD II Limited Partnership, a Maryland limited partnership.
174. Toll MD III Limited Partnership, a Maryland limited partnership.
175. Toll MI Limited Partnership, a Michigan limited partnership.
176. Toll MI II Limited Partnership, a Michigan limited partnership.
177. Toll Naval Associates, a Pennsylvania general partnership.
178. Toll NH Limited Partnership, a New Hampshire limited partnership.
179. Toll NJ, L.P., a New Jersey limited partnership.
180. Toll NJ II, L.P., a New Jersey limited partnership.
181. Toll NJ III, L.P., a New Jersey limited partnership.
182. Toll NJ IV, L.P., a New Jersey limited partnership.
183. Toll Northville Limited Partnership, a Michigan limited partnership.
184. Toll Northville Golf Limited Partnership, a Michigan limited partnership.
185. Toll NV Limited Partnership, a Nevada limited partnership.
186. Toll PA, L.P., a Pennsylvania limited partnership.
187. Toll PA II, L.P., a Pennsylvania limited partnership.
188. Toll Peppertree, L.P., a New York limited partnership.
189. Toll Real Estate Holdings I Limited Partnership, a Michigan limited partnership.
190. Toll Real Estate Holdings II Limited Partnership, a Michigan limited partnership.
191. Toll Reston Associates, L.P., a Delaware limited partnership.
192. Toll RI, L.P., a Rhode Island limited partnership.
193. Toll TX, L.P., a Texas limited partnership.
194. Toll VA, L.P., a Virginia limited partnership.
195. Toll VA II, L.P., a Virginia limited partnership.
196. Toll VA III, L.P., a Virginia limited partnership.
197. Toll Village of Northville Limited Partnership, a Michigan limited partnership.
198. Toll YL, L.P., a California limited partnership.
199. Trumbull Hunt Limited Partnership, a Connecticut limited partnership.
200. Uwchlan Woods, L.P., a Pennsylvania limited partnership.
201. Valley Forge Woods, L.P., a Pennsylvania limited partnership.
202. Valley View Estates Limited Partnership, a Massachusetts limited partnership.
203. Vista Del Verde, L.P., a California limited partnership.
204. Waldon Preserve Limited Partnership, a Michigan limited partnership.
205. Warwick Greene, L.P., a Pennsylvania limited partnership.
206. Warwick Woods, L.P., a Pennsylvania limited partnership.
207. Washington Greene Development, L.P., a New Jersey limited partnership.
208. West Amwell Limited Partnership, a New Jersey limited partnership.
209. Whiteland Woods, L.P., a Pennsylvania limited partnership.
210. Wichita Chase, L.P., a Texas limited partnership.
211. Willowdale Crossing, L.P., a Pennsylvania limited partnership.
212. Wilson Concord, L.P., a Tennessee limited partnership.
213. Woodbury Estates, L.P., a New Jersey limited partnership.
214. The Woods at Highland Lakes, L.P., an Ohio limited partnership.
215. The Woods at Long Valley, L.P., a New Jersey limited partnership.
216. The Woods at Muddy Branch Limited Partnership, a Maryland limited partnership.
217. Wrightstown Hunt, L.P., a Pennsylvania limited partnership.
218. Yardley Estates, L.P., a Pennsylvania limited partnership.

C.	Finance Partnerships.

1. Toll Brothers Finance Co., a New Jersey general partnership.
2. TBI Finance Co. II, a New Jersey general partnership.

D.	Business Trust.

1. First Brandywine Business Trust, a Delaware business trust.

            E.  Real Estate Investment Trust Affiliated Companies

1. Toll Brothers Realty Trust, a Maryland Real Estate Investment Trust
2. Dulles Greene, L.P., a Virginia limited partnership.
3. Dulles Greene Construction Co., a Virginia corporation.
4. Dulles Greene Partners, Inc., a Delaware corporation.
5. Dulles Greene Partners LP, a Virginia limited partnership.
6. Dulles Greene Property, L.P., a Virginia limited partnership.
7. Faraday Drive Associates, L.P., a Virginia limited partnership.
8. Toll Brothers Realty LP, a Delaware limited partnership.
9. Toll Brothers Realty LLC, a Virginia limited liability company.
10.Toll Brothers Realty Michigan LLC, a Michigan limited liability company. 11.Toll Brothers Realty Parallel LLC, a Virginia limited liability company. 12.Toll Brothers Realty Parallel Trust, a Maryland Real Estate Investment
    Trust.
13.Toll Brothers Realty Pennsylvania, L.L.C., a Delaware limited liability company.
14.Toll Brothers Realty Virginia, L.L.C., a Virginia limited liability company.
15.Toll Realty Holdings L.P.	, a Delaware limited partnership.
16.Toll Realty Operating VIP L.L.C., a Pennsylvania limited liability company. 17.Toll Realty Operating VIC L.L.C., a Pennsylvania limited liability company. 18.Toll Special Realty Corp., a Delaware corporation.
19.TR Special Corp., a Delaware corporation.
20.Walton Road Associates, L.P., a Pennsylvania limited partnership.

F.	Limited Liability Companies

1. Belmont Country Club I LLC, a Virginia limited liability company.
2. Belmont Country Club II LLC, a Virginia limited liability company.
3. Big Branch Overlook L.L.C., a Maryland limited liability company.
4. Brier Creek Country Club I LLC, a North Carolina limited liability company.
5. Brier Creek Country Club II LLC, a North Carolina limited liability company.
6. Creeks Farm L.L.C., a Maryland limited liability company.
7. DTB Land Development, L.L.C., an Arizona limited liability company.  (1)(2)
8. Edmunds-Grayhawk Construction L.L.C., an Arizona limited liability company. (1)
9. Edmunds-Sincuidados Construction L.L.C., an Arizona limited liability company. (1)
10. Edmunds-Toll AZ L.L.C., a Delaware limited liability company.
11. Feys Property LLC, a Maryland limited liability company.
12. First Brandywine LLC I, a Delaware limited liability company.
13. First Brandywine LLC II, a Delaware limited liability company.
14. Heritage of Auburn Hills, L.L.C., a Michigan limited liability company.
15. Lake Village of Fairlane LLC, a Michigan limited liability company.
16. Lake Village of Rochester Hills LLC, a Michigan limited liability company.
17. Mizner Realty, L.L.C., a Florida limited liability company.
18. Naples Lakes Country Club, L.L.C., a Florida limited liability company.
19. Northville Hills Golf Club L.L.C., a Michigan limited liability company.
20. Northville Lake Village Apartments Limited Liability Company, a Michigan limited liability company.
21. Nosan & Silverman Homes L.L.C., a Michigan limited liability company.
22. Silverman Equities No. 10, L.L.C., a Michigan limited liability company.
21. Toll Brothers Realty Michigan II LLC, a Michigan limited liability company.
23. Toll Equipment, L.L.C., a Delaware limited liability company.
24. Toll Landscape, L.L.C., a Delaware limited liability company.
25. Toll NJ I., L.L.C., a New Jersey limited liability company.
26. Toll Nursery, L.L.C., a Delaware limited liability company.
27. Toll Brothers Realty Michigan II, L.L.C., a Michigan limited liability company.
28. Toll Reston Associates, L.L.C., a Delaware limited liability company.
29. Toll Technology Investments, L.L.C., a Delaware limited liability company.
30. Toll Turf Management, L.L.C., a Delaware limited liability company.
31. Toll VA L.L.C., a Delaware limited liability company.
32. Toll VA III L.L.C., a Virginia limited liability company.
33. Town Suites LLC, a Michigan limited liability company.
34. West Lake Village, L.L.C., a New Jersey limited liability company. (3)

(1) 50% owned by Edmunds-Toll Limited Partnership
(2) Not controlled by TBI
(3) 50% owned by Toll Land XVI Limited Partnership
(4) 85% owned by Toll auburn Limited Partnership





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